EXHIBIT 32

CERTIFICATION

     In connection with Amendment No. 1 to the Quarterly Report on Form 10-Q of On Command Corporation (the “Company”) for the period ended June 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the “Amendment”), each of the undersigned officers of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officers knowledge, the Amendment fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934.

Date: October 24, 2003	By:	/s/ Christopher Sophinos

Christopher Sophinos
President and Chief Executive Officer (Principal
Executive Officer)

Date: October 24, 2003	By:	/s/ Bernard G. Dvorak

Bernard G. Dvorak
Senior Vice President, Chief Financial Officer and
Treasurer (Principal Accounting and Financial Officer)

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of Amendment No. 1 on Form 10-Q/A or as a separate disclosure document.